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                                  EXHIBIT 24.0

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Hanover Capital Mortgage Holdings, Inc., a Maryland corporation (the "Corporation"), hereby constitute and appoint John A. Burchett, J. Holly Loux, and John F. Lanahan, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 relating to the proposed issuance of Common Stock in fulfillment of subscriptions under the Corporation's 1997 Executive and Non-Employee Director Stock Option Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                               Title                        Date
---------                               -----                        ----

/s/ John A. Burchett          Chairman of the Board of           August 7, 2002
---------------------------   Directors, President and
John A. Burchett              Chief Executive Officer


/s/ J. Holly Loux             Chief Financial Officer            August 8, 2002
---------------------------
J. Holly Loux


/s/ Irma N. Tavares           Senior Managing Director           August 7, 2002
---------------------------    and a Director
Irma N. Tavares


/s/ Joyce S. Mizerak          Senior Managing Director,          August 7, 2002
---------------------------   Secretary and a Director
Joyce S. Mizerak


/s/ George J. Ostendorf       Senior Managing Director           August 7, 2002
---------------------------   and a Director
George J. Ostendorf


/s/ John A. Clymer            Director                           August 7, 2002
---------------------------
John A. Clymer


/s/ Joseph J. Freeman         Director                           August 7, 2002
---------------------------
Joseph J. Freeman


/s/ James F. Stone            Director                           August 7, 2002
---------------------------
James F. Stone


/s/ Saiyid T. Naqvi           Director                           August 7, 2002
---------------------------
Saiyid T. Naqvi


/s/ John N. Rees              Director                           August 7, 2002
---------------------------
John N. Rees